SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]      Preliminary proxy statement
[ ]      Confidential, for Use of the Commission only
         (as permitted by Rule 14a-6(e)(2))
[x]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to ss.240.14a-12


                     Northeast Pennsylvania Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)      Title of each class of securities to which transaction applies:
                             N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:
                             N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                             N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
                             N/A
--------------------------------------------------------------------------------
(5)      Total fee paid:
                             N/A
--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
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(4)      Date Filed:
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

             [LETTERHEAD OF NORTHEAST PENNSYLVANIA FINANCIAL CORP.]





                                December 19, 2002



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Northeast Pennsylvania Financial Corp. The meeting will be held at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania on Wednesday, January 29, 2003 at 11:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Immediately following the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                   Sincerely,




             /s/ E. Lee Beard                   /s/ Thomas L. Kennedy
             -----------------------            ------------------------
             E. Lee Beard                       Thomas L. Kennedy
             President and Chief                Chairman of the Board
             Executive Officer

                     Northeast Pennsylvania Financial Corp.
                               12 E. Broad Street
                          Hazleton, Pennsylvania 18201
                                 (570) 459-3700
--------------------------------------------------------------------------------


                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------


         On Wednesday, January 29, 2003, Northeast Pennsylvania Financial Corp. (the "Company") will hold its annual meeting of stockholders at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania. The meeting will begin at 11:00 a.m., local time. At the meeting, stockholders will consider and act on the following:

     1. The election of three directors to serve for a term of three years and until their successors are elected and qualified;

     2. The ratification of the appointment of KPMG LLP as the independent auditors for the Company for the fiscal year ending September 30, 2003; and

     3. The transaction of any other business that may properly come before the meeting.

     NOTE:The Board of Directors is not aware of any other business to come before the meeting.

         The stockholders of record at the close of business on December 13, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Megan Kennedy
                                       ---------------------------
                                       Megan Kennedy
                                       Corporate Secretary


Hazleton, Pennsylvania
December 19, 2002


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                     Northeast Pennsylvania Financial Corp.
                       ----------------------------------

                                 Proxy Statement
                       ----------------------------------

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northeast Pennsylvania Financial Corp. (the "Company") to be used at the 2003 annual meeting of stockholders of the Company. The Company is the holding company for First Federal Bank ("First Federal" or the "Bank"), Higgins Insurance Associates, Inc. ("Higgins"), Abstractors, Inc. and Northeast Pennsylvania Trust Co. The annual meeting will be held at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania on Wednesday, January 29, 2003 at 11:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 19, 2002.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on December 13, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

     As of the close of business on December 13, 2002, 4,170,225 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, a record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled to vote any shares in excess of that 10% limit.

Attending the Meeting

     If you are a stockholder as of the close of business on December 13, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy or authorization in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election.

     In voting on the ratification of the appointment of KPMG LLP as the independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you on behalf of the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of KPMG LLP as the independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet and, if so, will provide you instructions how to do so. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker or bank.

Participants in First Federal's ESOP or 401(k) Plan

     If you participate in the First Federal Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the First Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that will reflect all shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee on how to vote the shares in the Northeast Pennsylvania Financial Corp. Stock Fund credited to your account. The trustee will vote all shares for which it does not receive timely instructions in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan's trustee is January 17, 2003.

                                 Stock Ownership

     The following table provides information as of December 13, 2002 with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock based upon reports of beneficial ownership filed with the Securities and Exchange Commission. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                            Number of Shares          Percent of Common
Name and Address                                                Owned                 Stock Outstanding
----------------------                                     ---------------------      --------------------
First Federal Bank Employee Stock Ownership Plan              490,392(1)                    11.76%
   and Trust
12 E. Broad Street
Hazleton, Pennsylvania 18201

First Federal Charitable Foundation                           390,300(2)                     9.36%
12 E. Broad Street
Hazleton, Pennsylvania 18201

Thomas L. Kennedy                                             223,720(3)                     5.21%
Chairman of the Board and General Counsel
Northeast Pennsylvania Financial Corp.
12 E. Broad Street
Hazleton, Pennsylvania 18201
------------------------------------------------

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of December 13, 2002, 181,878 shares have been allocated to participants' accounts and 308,514 shares remain unallocated.
(2) The foundation's gift instrument requires that all shares of common stock held by the foundation be voted in the same ratio as all other shares of Company common stock on all matters considered by stockholders of the Company.
(3) See table on following page for additional information regarding Mr. Kennedy's beneficial ownership of Company common stock.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company and the Bank as a group as of December 13, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                      Number of Shares
                                               Number of                 That May Be
                                                Shares                Acquired Within           Percent of
                                                Owned                     60 Days By            Common Stock
                   Name                (excluding options) (1)(2)     Exercising Options       Outstanding (3)
-----------------------------------    --------------------------     ------------------       ---------------

E. Lee Beard ......................            71,409                       132,648                 4.74%
Paul L. Conard ....................            12,256                        17,550                  *
William R. Davidson ...............            20,484(4)                     17,550                  *
Barbara M. Ecker ..................            37,426(5)                     17,400                 1.31
Allan Farias ......................             2,366                        14,800                  *
R. Peter Haentjens, Jr.............            32,307(6)                     17,400                 1.19
Thomas L. Kennedy .................           100,877(7)                    122,843                 5.21
John P. Lavelle ...................            27,001                        17,550                 1.06
Michael J. Leib ...................            41,589(8)                     17,400                 1.41
Patrick J. Owens, Jr ..............            22,217(9)                     28,750                 1.21
Joseph P. Schlitzer ...............           165,955                        39,360                 4.88
William J. Spear ..................            26,915(10)                    17,400                 1.06

All Executive Officers and                    599,208                       465,401                22.97%
   Directors as a Group (17 persons)(11)

----------------------------------------
* Less than 1% of shares outstanding
(1) Includes unvested shares of res tricted stock awards held in trust as part of the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Ms. Beard--12,625 shares; Messrs. Conard, Davidson, Haentjens, Lavelle, Leib, Spear and Ms. Ecker--1,900 shares; Mr. Kennedy--9,715 shares; and Mr. Owens--3,105 shares.
(2) Includes shares held under the ESOP, with respect to which the beneficial owner has voting but not investment power as follows: Ms. Beard--7,050 shares; Mr. Farias--866 shares; Mr. Kennedy--6,557 shares; Mr. Owens--5,507 shares; and Mr. Schlitzer--1,252 shares.
(3) Based on 4,170,225 shares of Company common stock outstanding and entitled to vote as of December 13, 2002, plus for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(4)  Includes 1,103 shares owned by Dr. Davidson's  spouse.
(5)  Includes 13,783 shares owned by Ms. Ecker's spouse.
(6)  Includes 3,400 shares held by Mr. Haentjens' children.
(7) Includes 8,750 shares held by Mr. Kennedy's spouse and 64 shares held in a trust under which Mr. Kennedy's spouse has voting and investment power.
(8) Includes 18,828 shares held by Mr. Leib's spouse and 1,104 shares held by Mr. Leib's children.
(9) Includes 422 shares held by Mr. Owens' children and 475 shares held by Mr. Owens' spouse.
(10) Includes 2,190 shares held by Mr. Spear's spouse.
(11) Includes ownership of directors of the Bank.

                       Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of ten members. The Board is divided into three classes with three-year staggered terms, with one class of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term and until their respective successors have been elected and qualified. The nominees for election this year are Paul L. Conard, John P. Lavelle and Michael J. Leib, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2002. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of First Federal.

                       Nominees for Election of Directors

     The nominees standing for election are:

     Paul L. Conard. Mr. Conard is a retired Assistant Vice President of Bloomsburg University, located in Bloomsburg, Pennsylvania. Age 69. Director since 1989.

     The Honorable John P. Lavelle. Judge Lavelle served as the President Judge for the Court of Common Pleas of Carbon County, Pennsylvania from 1978 until his retirement in February 2001. Age 71. Director since 1972.

     Michael J. Leib. Mr. Leib is the President of Weatherly Casting & Machine Company, located in Weatherly, Pennsylvania. Mr. Leib served as the President of WCM, International Inc., a foreign sales corporation for exported cast products located in Weatherly, Pennsylvania from February 1992 until August 2002. Mr. Leib is also a director of EMCEE Broadcasting Products, Inc., a manufacturer of transmitters and related equipment for the wireless cable and television broadcast industries. Age 54. Director since 1989.

                         Directors Continuing in Office

     The following directors have terms ending in 2004:

     E. Lee Beard. Ms. Beard has served as President and Chief Executive Officer since January 1993. Prior to 1993, Ms. Beard spent 15 years in the thrift industry in the Washington, D.C. area, where she served as an Executive Vice President of Citizens Savings Bank in Silver Spring, Maryland and Senior Vice President/Treasurer for Perpetual Savings Bank. Ms. Beard is a certified public accountant. Age 51. Director since 1993.

     William R. Davidson, Ed.D. Dr. Davidson is an assistant professor at Pennsylvania State University, Schuylkill Campus. Dr. Davidson previously served as Superintendent of the Pottsville City School District, Pottsville, Pennsylvania for twenty years. Age 66. Director since 1988.

     Thomas L. Kennedy. Mr. Kennedy has been a practicing attorney for over 30 years. He is the President of the law firm of Kennedy & Lucadamo, P.C. Mr. Kennedy serves as Chairman of the Board and General Counsel of the Company and the Bank. Age 58. Director since 1986.

     The following directors have terms ending in 2005:

     Barbara M. Ecker. Ms. Ecker is a certified public accountant with the Greater Hazleton Health Alliance. Ms. Ecker also holds an MBA in Finance and has taught banking and finance at local universities. Age 60. Director since 1987.

     R. Peter Haentjens, Jr. Mr. Haentjens is Vice President, General Manager of Hazleton Pumps, Inc. Age 57. Director since 1981.

     Joseph P. Schlitzer. Mr. Schlitzer has been President of Higgins since 1976. Mr. Schlitzer served on the Board of Directors of Heritage Bancorp, Inc. and its successor Main Street Bancorp, Inc. from 1995 to 2000. Mr. Schlitzer was appointed as a director of the Company on November 28, 2000 in connection with the Company's acquisition of Higgins. Age 50.

     William J. Spear. Mr. Spear is the President of Hazle Drugs, Inc., a retail pharmacy located in Hazleton, Pennsylvania. Age 66. Director since 1981.

Meetings and Committees of the Board of Directors

     During the fiscal year ended September 30, 2002, the Board of Directors of the Company held nine meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

     The Audit Committee, consisting of Ms. Ecker and Messrs. Conard, Lavelle, Leib and Spear, selects the auditors, reviews the auditors' independence, their annual audit and management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Audit Committee met three times in fiscal 2002.

     The Company's Nominating Committee consists of Ms. Beard, Ms. Ecker and Messrs. Davidson, Kennedy, Haentjens, Schlitzer and Spear. The committee selects the nominees of the Board of Directors for election as directors. The Nominating Committee will accept and consider stockholder recommendations that are made pursuant to timely written notice to the secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to fully review the qualifications and credentials of the candidate. The Nominating Committee met on October 29, 2002.

     The Personnel and Compensation Committee of the Company, consisting of Ms. Beard and Messrs. Davidson, Kennedy, Lavelle and Leib, is responsible for all matters regarding compensation and fringe benefits for executive officers of the Company. The Personnel and Compensation Committee of the Company met one time in fiscal 2002.

Directors' Compensation

     All directors of the Company are paid an annual retainer of $4,000 and $400 for each Board meeting attended. All directors are also directors of the Bank and as Bank directors are also paid an annual retainer of $10,500, and $400 for each Board meeting attended. All non-employee directors of the Bank and the Company also receive $325 for each committee meeting attended.

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for the chief executive officer and the four other highest paid executive officers of the Company and its subsidiaries who received salary, commissions and bonus of $100,000 or more during the fiscal year ended September 30, 2002.


                                                                                               Long-Term Compensation
                                                                                               ----------------------
                                                                 Annual Compensation                   Awards
                                                            --------------------------         ----------------------
                                                                                  Other                    Securities
                                                                                  Annual       Restricted  Snderlying    All Other
                                                                                Compensation  Stock Awards Uptions/SARs Compensation
Name and Principal Positions                     Year   Salary($)(1) Bonus($)   ($)(2)          ($)(3)        (#)          (4)
-------------------------------------------     -----   ------------ --------   ------------- ------------  ------------ -----------
E. Lee Beard ...............................     2002     $240,462    $   --      $  --       $  --         4,100       $69,657
  President and Chief Executive Officer          2001      236,816        --         --          --           --         82,678
                                                 2000      237,460        --         --        20,750         --         50,834

Thomas L. Kennedy ..........................     2002     $162,168    $   --       $  --       $  --         2,650      $35,042
   Chairman of the Board                         2001      159,382        --          --          --           --        46,342
                                                 2000      160,304        --          --          --         7,500       31,375

Patrick J. Owens, Jr. (5) ..................     2002     $111,384    $   --       $  --       $  --           750      $20,869
   Chief Financial Officer and Treasurer         2001      110,874      1,856         --          --           --        21,339
                                                 2000      109,611        --          --          --           --        18,419

Allan Farias (6) ...........................     2002     $117,000    $   --       $  --       $  --           800      $16,339
   Senior Vice President of the Bank             2001      117,000        --          --          --        35,000        1,755

Joseph P. Schlitzer (7) ....................     2002     $313,900(8) $   --       $  --       $  --           --       $26,303
   President of Higgins                          2001      285,937        --          --          --        39,360        6,339
--------------------------------------------

(1)  Includes directors' fees for Ms. Beard and Mr. Kennedy.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(3) The number and value of all unvested shares of restricted stock held by the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan which are allocated to each named executive officer as of September 30, 2002 is as follows, based on $14.75, the closing price of the Company's common stock on September 27, 2002:


                                  Number of Value of
                                    Unvested Shares          Unvested Shares
                                -----------------------   ---------------------
Ms. Beard......................         12,225                  $180,319
Mr. Kennedy....................          9,715                   143,296
Mr. Owens......................          3,105                    45,799
Mr. Farias.....................           --                       --
Mr. Schlitzer..................           --                       --

                                         (footnotes continued on following page)

(4) Details of the amounts reported in the All Other Compensation column for 2002 is provided in the table below.


                                                        Ms.         Mr.          Mr.           Mr.         Mr.
Item                                                  Beard       Kennedy       Owens        Farias     Schlitzer
----
                                                  ------------- ------------ ------------ ------------ ------------
Employer contribution to 401(k) plan.............      $  3,308     $  4,268     $  3,365     $  3,510     $  7,826

Market value of allocations under the employee
   stock ownership plan..........................        18,483       18,482       17,434       12,776       18,477

Market value of amounts credited under the
   supplemental executive retirement plan........        47,799       12,210           --           --           --

Imputed income under split-dollar life insurance
   policies......................................            67           82           70           53           --
                                                    -----------  -----------  -----------  -----------   ----------

         Total...................................       $69,657      $35,042      $20,869      $16,339      $26,303
                                                       ========     ========      ========     ========     ========

(5) Mr. Owens has resigned as Chief Financial Officer and Treasurer of the Company and the Bank, effective December 31, 2002. Mr Owens will forfeit all unvested restricted stock awards and stock options upon the effective date of his resignation.
(6)  Mr. Farias joined the Bak on September 20, 2000.
(7)  Mr. Schlitzer became affiliated with the Company on November 28, 2000.
(8) Includes $263,900 and $224,398 in sales commissions for fiscal 2002 and 2001, respectively.


Employment Agreements

     The Company and the Bank have employment agreements with Ms. Beard and Mr. Kennedy and Higgins has an employment agreement with Mr. Schlitzer. The employment agreements are intended to ensure that the Company, the Bank and Higgins will be able to maintain a stable and competent management base. The continued success of the Company, the Bank and Higgins depends to a significant degree on the skills and competence of Ms. Beard and Messrs. Kennedy and Schlitzer.

     The Company and Bank employment agreements provide for three-year terms for each executive, while the Higgins employment agreement provides for a four-year term. The terms of the Company employment agreements are extended daily, unless written notice of non-renewal is given by the Board of Directors. The terms of the Bank and Higgins employment agreements are renewable annually. The Company and Bank employment agreements provide that the executive's base salary will be reviewed annually. The base salaries currently effective for such employment agreements are $220,562 for Ms. Beard and $142,268 for Mr. Kennedy. In addition to the base salary, the Company and Bank employment agreements provide for, among other  things,  participation  in stock  benefits  plans and other  fringe benefits applicable to similarly-situated executive personnel. The Higgins employment agreement provides that Mr. Schlitzer will receive $50,000 in base salary plus sales commissions and other fringe benefits applicable to similarly-situated executive personnel.

     The employment agreements provide for termination for cause, as defined in the employment agreements, at any time. If the executive's employment is terminated for reasons other than for cause, or if the executive resigns after specified circumstances that would constitute constructive termination, the executive, or if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining payments due to the executive and the contributions that would have been made on the executive's behalf to any employee benefit plans during the remaining term of the employment agreement. In addition, the Company and Bank employment agreements provide for the payment of the value of any stock options and restricted stock awards which have been granted to the executive but are not yet fully vested. The Company and Bank employment agreements restrict each executive's right to compete against the Bank or the Company for one year from the date of termination of the agreement if his or her employment is terminated without cause, except if termination follows a change in control. The Higgins employment agreement restricts Mr. Schlitzer's right to compete with Higgins for three years from the expiration of the agreement.

     Under the Company agreements, if involuntary or, under certain circumstances, voluntary termination follows a change in control, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments and benefits due for the remaining term of the agreement; or (ii) the greater of five times the average of the five preceding taxable years' annual compensation or five times the annual compensation for the most recent taxable year. The executive's life, health, and disability coverage would also continue for sixty months. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

     Under the Bank and Higgins employment agreements, if involuntary or, under certain circumstances, voluntary termination follows a change in control, the executive, or if the executive dies, his or her beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The executive's life, health, and disability coverage would also continue for sixty and thirty- six months under the Bank and Higgins employment agreements, respectively.

     Notwithstanding that both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, no duplicate payments would be made under the agreements. Payments under the Bank employment agreements are paid by the Company to the extent payments (or other benefits) are not paid by the Bank. All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the Company and Bank employment agreements will be paid by the Company or the Bank, respectively, if the executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Company and Bank employment agreements also provide that the Company and the Bank shall indemnify the executive to the fullest extent allowable under Delaware and federal law, as applicable.

Change in Control Agreements

     The Company and the Bank currently maintain two-year change in control agreements with Mr. Owens and the Bank maintains a two-year change in control agreement with Mr. Farias. Mr. Owens' change in control agreements will terminate on December 31, 2002, the effective date of his resignation as Chief Financial Officer and Treasurer of the Company and the Bank. The Bank agreements are renewable annually. Mr. Farias' agreement provides that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or the Bank, Mr. Farias would be entitled to receive a sum equal to the greater of: (i) the payments due for the remaining term of the agreement or (ii) one times his average annual compensation for the five most recent taxable years preceding termination. The Bank would also continue and/or pay for life, health and disability coverage for thirty-six months following termination. Payments to Mr. Farias under the agreement is paid by the Company to the extent that payments (or other benefits) are not paid by the Bank.

Retirement Plan

     The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan if they are 21 years old and have completed 12 consecutive months of employment with the Bank. Hourly paid employees are excluded from participating in the Retirement Plan. Benefits payable to a participant under the Retirement Plan are based on the participant's years of service and salary. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the participant's career average salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on an age at early retirement. Participants generally become 100% vested in the accrued benefits under the Retirement Plan following the completion of five years of service with the Bank, when they turn 65, die or terminate employment due to a disability.

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended September 30, 2002.



                                          Years of Benefit Service
  Career Average        ----------------------------------------------------------------
   Compensation            15            20             25            30           35
--------------------    --------      --------       --------      --------     --------
      $ 75,000          $ 22,500      $ 30,000       $ 37,500      $ 45,000     $ 52,500
       100,000            30,000        40,000         50,000        60,000       70,000
       125,000            37,500        50,000         62,500        75,000       87,500
       150,000            45,000        60,000         75,000        90,000      105,000
       175,000            52,500        70,000         87,500       105,000      122,500
       200,000            60,000        80,000        100,000       120,000      140,000
       250,000            75,000       100,000        125,000       150,000      175,000
       300,000            90,000       120,000        150,000       180,000      210,000

     The benefits listed in the foregoing table for the Retirement Plan are not subject to a deduction for Social Security benefits or any other offset amount. As of September 30, 2002, Ms. Beard and Messrs. Kennedy, Owens and Farias had 8 years, 9 months; 3 years, 10 months; 9 years, 8 months; and 1 year of credited service, respectively. Mr. Schlitzer is not a participant in the Retirement Plan.

Management Supplemental Executive Retirement Plan

     The Bank implemented a non-qualified management supplemental executive retirement plan (the "MSERP") to provide certain officers of the Bank and its affiliates, including the Company, with additional retirement benefits. The MSERP is intended to make up benefits lost under the ESOP when a participant retires prior to the complete repayment of the ESOP loan. When a participant retires, the benefits under the MSERP are determined by: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation) and reducing such number by the number of shares actually allocated to the participant's account under the ESOP; and (2) multiplying such number of shares by the average fair market value of the Company common stock over the preceding five years. Benefits under the MSERP vest in five equal annual installments commencing as of the date of a participant's participation in the MSERP. The vested portion of the MSERP participant's benefits are payable to the participant upon retirement (as defined in the ESOP) or to the participant's beneficiary if the participant dies. As of September 30, 2002, Ms. Beard and Mr. Kennedy were the only participants in the plan.

Option Grants in Last Fiscal Year

     The following table lists all options granted to the named executive officers during fiscal 2002 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's common stock over the life of the option.

                                                                                                    Potential Realizable
                                                                                                     Value at Assumed
                                                                                                       Annual Rate of
                                                                                                         Stock Price
                                                                                                      Appreciation for
                                    Number of      % of Total                                            Options (2)
                                   Securities      Options                                         ---------------------
                                   Underlying      Granted to     Exercise or
                                 Options Granted   Employees in   Base Price        Expiration
             Name                    (#) (1)       Fiscal Year    Per Share            Date             5%       10%
-----------------------------    ---------------   ------------   -----------    -----------------  --------   --------
E. Lee Beard..................       4,100             27.2%        $16.95       December 18, 2011   $43,706   $110,741

Thomas L. Kennedy.............       2,650             17.6          16.95       December 18, 2011    28,249     71,577

Patrick J. Owens, Jr..........         750              5.0          16.75       November 28, 2011     7,898     20,025

Allan Farias..................         800              5.3          16.75       November 28, 2011     8,424     21,360

Joseph P. Schlitzer...........         --                --            --                     --         --         --
------------------------------

(1) Half of the options granted to Ms. Beard and Mr. Kennedy vested on the date of grant and the remainder vest on the first anniversary of the date of grant; provided, however, options will be immediately exercisable if the optionee terminates employment following a change in control of the Company, or due to death or disability. The options granted to Messrs. Owens and Farias vested on the date of grant.
(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Company's common stock. It is important to note that options have value only if the price of the Company's common stock increases above the exercise price shown in the table during the effective option period. To realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would have to be approximately $27.61 and $43.96, respectively, as of the expiration date of the options for Ms. Beard and Mr. Kennedy, and would have to be approximately $27.28 and $43.45, respectively, as of the expiration of the date of the options for Messrs. Owens and Farias.

Fiscal Year-End Option Value

     No stock options were exercised by the named executive officers during the fiscal year ended September 30, 2002. The following table provides certain information with respect to the number and value of shares of common stock represented by outstanding options held by the named executive officers as of September 30, 2002.


                                          Number of Securities
                                         Underlying Unexercised              Value of Unexercised
                                            Options at Fiscal                In-the-Money Options
                                              Year-End(#)(1)                 at Fiscal Year-End($)
                                      -----------------------------     ------------------------------
Name                                  Exercisable     Unexercisable     Exercisable      Unexercisable
----------------------------------    ------------    -------------     ------------     -------------

E. Lee Beard......................      98,461            66,323          $289,233         $192,819
Thomas L. Kennedy.................      91,095            63,671           269,310          187,038
Patrick J. Owens, Jr..............      21,750          14,000(2)           63,000           42,000
Allan Farias......................       7,800            28,000            21,000           84,000
Joseph P. Schlitzer...............      39,360               --            281,160              --

----------------------------------

                                            (footnotes appear on following page)

(1) Value of unexercised in-the-money stock options equals the market value of the shares covered by in-the-money options on September 30, 2002, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

(2) Mr. Owens will forfeit 7,000 of these options upon the effective date of his resignation as Chief Financial Officer and Treasurer of the Company and the Bank on December 31, 2002.

     The following report of the Personnel and Compensation Committee and the stock performance graph as well as the report of the Audit Committee after Proposal 2 below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

               Report of the Personnel and Compensation Committee

     Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and its other executive officers. The disclosure requirements regarding compensation for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel and Compensation Committee has prepared the following report for inclusion in this proxy statement.

     Compensation Policies. The policies and objectives of the Personnel and Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize and reward individual contributions towards achieving strategic business initiatives and to closely align the financial interests of the executive officers with those of stockholders. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executives officers which consists of both cash and equity based compensation.

     The Board, following a recommendation from the Committee, sets the level of annual salaries for the President and Chief Executive Officer and the Chairman of the Board, generally based upon a review of their performance and the performance of the Company during the prior year and current compensation data for the institution's peer group. Only non-employee directors participate in the recommendation and determination of the executive compensation of the President and Chief Executive Officer and the Chairman of the Board. The President and Chief Executive Officer and the Chairman of the Board are responsible for determining the base salaries of the remaining executive officers.

     In addition, to align the interests and performance of its executive officers with the long- term interests of its stockholders, the Company has adopted plans which reward the executives for delivering long- term value to the Company and the Bank through stock ownership.

     The compensation package available to executive officers is composed of the following components:

     (i)  Base Salary;

     (ii) Performance Incentive Plan; and

     (iii) Long Term Incentive Compensation, including option and stock awards.


     Ms. Beard and Mr. Kennedy have employment agreements which specify a base salary and require an annual review of such salary. In addition, Ms. Beard and Mr. Kennedy and all other executive officers of the Company and the Bank participate in other benefit plans available to all employees, including the employee stock ownership plan.

     Base Salaries. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. Salary increases were aimed at reflecting the overall performance of the Company and the performance of the individual executive officer in accordance with salary procedures utilized for all employees of the Bank.

     Performance Incentive Plan. The Bank maintains the First Federal Bank Performance Incentive Plan for all employees except for the President and Chief Executive Officer, the Chairman of the Board and the Chief Financial Officer. The Performance Incentive Plan was designed by senior officers and approved by the Board to give employees an incentive for effectively operating the Bank. The Performance Incentive Plan provides an opportunity to earn semi-annual cash payments equal to a certain percentage of their base salaries upon the attainment of specific financial performance goals. In establishing the financial performance goals, the Bank considers the Company's efficiency ratio and return on equity.

     Incentive Compensation Bonus Plan. The Company and the Bank also maintain an Incentive Compensation Bonus Plan, under the direction of the non-employee directors of the Personnel and Compensation Committee, which the President and Chief Executive Officer, the Chairman of the Board and the Chief Financial Officer currently are participants. The plan provides for the granting of bonuses in the form of stock options if certain pre-established corporate and personal objectives, such as earnings per share, return on equity and efficiency ratio, are achieved. These objectives are reviewed annually. Additionally, if the goals are not reached, but certain budgeted targets are achieved, a partial payout may be considered. The participants in this plan do not participate in any other Company or Bank bonus program.

     Long Term Incentive Compensation. The Company maintains the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan and the Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan under which officers and employees may receive grants of Company common stock and options to purchase Company common stock. The Board believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. The specific awards and options granted to the named executive officers in the past three fiscal years are reflected in the Summary Compensation Table. The value of this component of compensation is dependent upon the appreciation in value of the Company's common stock.

     Chief Executive Officer Compensation. The Chief Executive Officer is evaluated annually on her performance in managing the Company, including the effort related to operating the Company as a public company, fiscal performance and stock appreciation. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. In addition, the Board established the total compensation for the Chief Executive Officer based on the performance measures and compensation levels used for all employees of the Bank. The total compensation is intended to be commensurate with the compensation received by the chief executive officers of other peer group institutions.


        John P. Lavelle(Chair)                 Thomas L. Kennedy
        E. Lee Beard                           Michael J. Leib
        William R. Davidson

Personnel and Compensation Committee Interlocks and Insider Participation

     Ms. Beard and Mr. Kennedy each served on the Personnel and Compensation Committee during the 2002 fiscal year. During that time, Ms. Beard served as President and Chief Executive Officer of the Company and the Bank and Mr.

Kennedy was the Chairman of the Board and General Counsel of the Company and the Bank. However, as referenced above, Ms. Beard and Mr. Kennedy did not participate in any consideration or action by the Committee with respect to their own compensation.

                             Stock Performance Graph

     The following graph compares the cumulative total stockholder return on the Company common stock with: (1) the cumulative total return on the American Stock Exchange Index; (2) with the American Stock Exchange Savings Institutions Index;
(3) with the Nasdaq Composite Index; and (4) with the SNL $500M - $1B Thrift Asset Index. The Nasdaq Composite Index and the SNL $500M - $1B Thrift Asset Index have been included to reflect the Company's switch from the American Stock Exchange to the Nasdaq National Market on August 1, 2002. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on April 1, 1998, the initial day of trading of the Company common stock.



         [GRAPHIC OMITTED-PERFORMANCE GRAPH PLOTTED POINTS LISTED BELOW]


                                                                          Period Ended
                                                    ------------------------------------------------------------
                                                    4/01/98    9/30/98   9/30/99    9/30/00    9/30/01   9/30/02
                                                    -------    -------   --------   --------   -------   -------

Northeast Pennsylvania Financial Corp..........     $100.00     $72.58   $  67.89   $  77.39   $100.04   $104.94
The American Stock Exchange Index..............      100.00      83.88     107.85     132.82    115.26    120.79
AMEX Savings Institutions Index................      100.00      72.97      69.23      74.16     93.26    123.23
Nasdaq Composite Index.........................      100.00      92.10     150.25     199.52     81.54     64.24
SNL $500M - $1B Thrift Asset Index.............      100.00      78.29      73.20      78.40    104.15    142.65
------------------------------------------------

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended September 30, 2002, with the exception of one late report filed by Mr. Haentjens with regard to a purchase transaction.

                          Transactions with Management

Loans and Extensions of Credit

     The recently enacted Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors. However, the Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations restrictions on such loans. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. In addition, loans made to a director or executive officer in an amount that, when aggregated with all other loans to such person or his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions

     Kennedy & Lucadamo, P.C., of which Thomas L. Kennedy is President, performs legal services for the Company and First Federal. In fiscal 2002, the Company and First Federal paid a total of $74,145 in legal fees to Kennedy & Lucadamo, P.C.

     The Company paid rent of $20,820 in fiscal 2002 for its Pottsville office to a partnership in which Joseph P. Schlitzer has a one-third ownership interest.

               Proposal 2 -- Ratification of Independent Auditors

     The Board of Directors has appointed KPMG LLP to be its auditors for the 2003 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public auditors will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as independent auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2002 by KPMG LLP:


Audit fees, excluding audit related fees..................     $178,575
                                                               ========
Financial information systems design and implementation...     $    --
                                                               ========
All other fees:
     Audit related fees (1)...............................     $ 30,975
     Other non-audit fees (2).............................       97,838
                                                               --------
Total all other fees......................................     $128,813
                                                               ========

     (1) Audit related fees consists primarily of discussion and research of accounting issues, review of securities filings, issuance of consents and audits of financial statements of employee benefit plans.
     (2) Other non-audit related fees consisted of tax-related services of $15,400, services related to the Company's sale of $50.0 million of automobile loans of $35,900, acquisition related services of $11,538 and services related to a Regulation D reserve reduction study of $35,000.

                             Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of five directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

     The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."


        Barbara M. Ecker (Chair)                Michael J. Leib
        Paul L. Conard                          William J. Spear
        John P. Lavelle

                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on December 13, 2002 upon written request to Megan Kennedy, Corporate Secretary, Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201.

                      Stockholder Proposals and Nominations

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 annual meeting of stockholders, a stockholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders no later than August 21, 2003. If such annual meeting is held on a date more than 30 calendar days from January 29, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the United States Securities and Exchange Commission.

     The Bylaws of the Company, a copy of which may be obtained by the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including making nominations for director. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /S/ Megan Kennedy
                                           ---------------------------
                                           Megan Kennedy
                                           Corporate Secretary
Hazleton, Pennsylvania
December 19, 2002

                                 REVOCABLE PROXY
                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 29, 2003
                             11:00 a.m., Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Northeast Pennsylvania Financial Corp. (the "Company"), consisting of E. Lee Beard, Barbara M. Ecker, Thomas L. Kennedy, Michael J. Leib and William J. Spear, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on January 29, 2003 at 11:00 a.m., local time, at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

          Paul L. Conard, John P. Lavelle and Michael J. Leib

                                                               FOR ALL
          FOR                   VOTE WITHHELD                  EXCEPT
          ---                   -------------                  ------

          [ ]                       [ ]                         [ ]

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee or nominees you do not want to vote for on the line provided below.

--------------------------------------------------------------------------------


     2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2003.

          FOR                   AGAINST                        ABSTAIN
          ---                   -------                        -------

          [ ]                     [ ]                            [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the election of all nominees and the ratification of KPMG LLP. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                                Dated:
                                                     ---------------------------


                                                --------------------------------
                                                SIGNATURE OF SHAREHOLDER



                                                --------------------------------
                                                SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated December 19, 2002 and of the Annual Report to Stockholders.

     Please sign exactly as you name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

             [LETTERHEAD OF NORTHEAST PENNSYLVANIA FINANCIAL CORP.]


                                                               December 19, 2002

Dear Employee:

     The annual meeting for the Company is scheduled for January 29, 2003. Stockholders are asked to vote on the election of directors, and selection of the Company's independent auditor. These items are explained in detail in the attached Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. As a participant in the First Federal Bank Employee Stock Ownership Plan (the "ESOP"), you may direct the voting of the shares of the Company's common stock held by the ESOP allocated to your account.

     Enclosed is a Vote Authorization Form provided to you by First Bankers Trust, NA, the trustee for the ESOP (the "ESOP Trustee") for the purpose of conveying your voting instructions. The ESOP Trustee will vote those shares of the Company's common stock held in the ESOP Trust in a manner calculated to most accurately reflect the instructions received from participants. The Board of Directors recommends that all stockholders vote FOR the items presented.

     The remaining unallocated shares in the ESOP Trust will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from the participants regarding the shares of Common Stock deemed allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

     At this time, in order to direct the voting of the shares deemed allocated to your account under the ESOP, please fill out and sign the enclosed Vote Authorization Form and return it to the ESOP trustee in the envelope provided no later than January 14, 2003. Your vote will not be revealed, directly or indirectly, to anyone in the Company. The votes will be tallied and then the ESOP Trustee will use the voting instructions it receives to vote the number of shares in the ESOP Trust.


                                           Sincerely,

                                           /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer

Name:____________________



Shares:____________________


                             VOTE AUTHORIZATION FORM

     I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock allocated to me under the First Federal Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 29, 2003.

     You are to vote my shares as follows:

1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

              Paul L. Conard, John P. Lavelle, and Michael J. Leib

     INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

              -----------------------------------------------------

          FOR                   VOTE WITHHELD                  FOR ALL EXCEPT
          ---                   -------------                  --------------
          [_]                       [_]                            [_]


2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2003.

          FOR                   AGAINST                        ABSTAIN
          ---                   -------                        -------
          [_]                     [_]                            [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote the shares attributable to me in its trust capacity as indicated above.


-----------------------------------      ---------------------------------------
Date                                                  Signature

By signing here, I hereby acknowledge that I have received a Proxy Statement and Annual Report. If you have not received a copy of the proxy statement or annual report, please contact Human Resources.

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 14, 2003.

             [LETTERHEAD OF NORTHEAST PENNSYLVANIA FINANCIAL CORP.]


                                                               December 19, 2002


Dear Stock Award Recipient:

     On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on January 29, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders.

     As a participant in the Northeast Pennsylvania Financial Corp. Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted stock awarded to you under the Incentive Plan that are unvested as of December 13, 2002. The Incentive Plan Trustee will vote those shares of the Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and the other stock award recipients.

     In order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope by January 14, 2003. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

                                   Sincerely,


                                   /s/ E. Lee Beard
                                   -------------------------------------
                                   E. Lee Beard
                                   President and Chief Executive
                                   Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all unvested shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock under the Northeast Pennsylvania Financial Corp. Stock-Based Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 29, 2003.

     You are to vote my shares as follows:

1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

              Paul L. Conard, John P. Lavelle, and Michael J. Leib

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

                      ------------------------------------

          FOR                   VOTE WITHHELD                  FOR ALL EXCEPT
          ---                   -------------                  --------------
          [_]                       [_]                            [_]



2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2003.

          FOR                   AGAINST                        ABSTAIN
          ---                   -------                        -------
          [_]                    [_]                             [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The Incentive Plan Trustee is hereby authorized to vote the unvested shares awarded to me in its trust capacity as indicated above.


-------------------------------          ---------------------------------------
Date                                                   Signature

By signing here, I hereby acknowledge that I have received a Proxy Statement and Annual Report. If you have not received a copy of the proxy statement or annual report, please contact Human Resources

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 14, 2003.

             [LETTERHEAD OF NORTHEAST PENNSYLVANIA FINANCIAL CORP.]




                                                               December 19, 2002

Dear Participant:

     The annual meeting for Northeast Pennsylvania Financial Corp. (the "Company") is scheduled for January 29, 2003. Stockholders are asked to vote on the election of directors, and selection of the Company's external auditor. These items are explained in detail in the Proxy Statement. As a participant in the Bank's 401(k) Plan (Employer Stock Fund (the "Fund")), you have the right to provide guidance to the Fund trustee (Bank of New York) in voting the shares of the Company's common stock held in the Fund on your behalf.

     On behalf of the Board of Directors, I am forwarding to you the attached Proxy Statement, and the Vote Authorization Form, provided for the purpose of conveying your voting recommendations to the Employer Stock Fund Trustee. The Board of Directors recommends that all shareholders vote FOR the items presented.

     Please fill out and sign the enclosed Vote Authorization Form, seal it in the envelope provided, and return it to Patricia Purvis no later than January 14, 2003. The votes will be tallied and a report will be sent to the Employer Stock Fund Trustee who will vote the appropriate number of shares in the Employer Stock Fund Trust.


                                   Sincerely,

                                   /s/ E. Lee Beard
                                   -------------------------------------
                                   E. Lee Beard
                                   President and Chief Executive Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that the Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock credited to me under the First Federal Bank Employees' Savings & Profit Sharing Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 29, 2003.

     You are to vote my shares as follows:

1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

              Paul L. Conard, John P. Lavelle, and Michael J. Leib

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

                    ----------------------------------------

          FOR                   VOTE WITHHELD                  FOR ALL EXCEPT
          ---                   -------------                  --------------
          [_]                       [_]                             [_]


2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2003.

          FOR                   AGAINST                         ABSTAIN
          ---                   -------                         -------
          [_]                     [_]                             [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

     The Employer Stock Fund Trustee is hereby authorized to vote the shares attributable to me in its trust capacity as indicated above.


------------------------------              ------------------------------------
  Date                                                 Signature

By signing here, I hereby acknowledge that I have received a Proxy Statement and Annual Report. If you have not received a copy of the proxy statement or annual report, please contact Human Resources

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 14, 2003.